UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22058
Nuveen Tax-Advantaged Dividend Growth Fund

(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Address of principal executive offices) (Zip code)
Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 917-7700
Date of fiscal year end: December 31
Date of reporting period: June 30, 2010
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. SS. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

Closed-End Funds

Nuveen Investments Closed-End Funds Tax-Advantaged Distributions with the Potential for Dividend Growth, Capital Appreciation and Reduced Overall Risk

Semi-Annual Report June 30, 2010

Nuveen Tax-Advantaged Dividend Growth Fund JTD

NUVEEN INVESTMENTS ANNOUNCES STRATEGIC COMBINATION WITH FAF ADVISORS

On July 29, 2010, Nuveen Investments, Inc. announced that U.S. Bancorp will receive a 9.5% stake in Nuveen Investments and cash consideration in exchange for the long-term asset business of U.S. Bancorp’s FAF Advisors (FAF). Nuveen Investments is the parent of Nuveen Asset Management (NAM), the investment adviser for the Funds included in this report.

FAF Advisors, which currently manages about $25 billion of long-term assets and serves as the advisor of the First American Funds, will be combined with NAM, which currently manages about $75 billion in municipal fixed income assets. Upon completion of the transaction, Nuveen Investments, which currently manages about $150 billion of assets across several high-quality affiliates, will manage a combined total of about $175 billion in institutional and retail assets.

This combination will not affect the investment objectives, strategies or policies of this Fund. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors, Winslow Capital and Nuveen HydePark.

The transaction is expected to close late in 2010, subject to customary conditions.

Chairman’s
Letter to Shareholders

Dear Shareholder,

The economic environment in which your Fund operates reflects continuing but uneven economic recovery. The U.S. and other major industrial countries are experiencing steady but comparatively low levels of economic growth, while emerging market countries are seeing a resumption of relatively strong economic expansion. The potential impact of steps being considered by many governments to counteract the extraordinary governmental spending and credit expansion to deal with the recent financial and economic crisis is injecting uncertainty into global financial markets. The implications for future tax rates, government spending, interest rates and the pace of economic recovery in the U.S. and other leading economies are extremely difficult to predict at the present time. The long term health of the global economy depends on restoring some measure of fiscal discipline around the world, but since all of the corrective steps require economic pain, it is not surprising that governments are reluctant to undertake them.

In the near term, governments remain committed to furthering economic recovery and realizing a meaningful reduction in their national unemployment rates. Such an environment should produce continued economic growth and, consequently, attractive investment opportunities. Over the longer term, the larger uncertainty mentioned earlier carries the risk of unexpected potholes in the road to sustained recovery. For this reason, Nuveen’s investment management teams are working hard to balance return and risk by building well-diversified portfolios, among other strategies. I encourage you to read the following commentary on the management of your Fund. As always, I also encourage you to contact your financial consultant if you have any questions about your Nuveen Fund investment. Please consult the Nuveen website for the most recent information on your Nuveen Fund at: www.nuveen.com.

On behalf of the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
Robert P. Bremner
Chairman of the Board
August 17, 2010

Nuveen Investments	3

Portfolio Managers’ Comments

Nuveen Tax-Advantaged Dividend Growth Fund (JTD)

The Fund’s investment portfolio is managed by three affiliates of Nuveen Investments: Santa Barbara Asset Management, LLC (Santa Barbara), oversees the Fund’s dividend-growth equity strategy, while the Fund’s income-oriented strategy is managed by NWQ Investment Management Company, LLC (NWQ). The Fund also employs an index call option strategy managed by Nuveen Asset Management (NAM), the Fund’s investment adviser.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

James Boothe, CFA, serves as portfolio manager for the dividend-growth equity strategy. He has 30 years of corporate finance and investment management experience and joined Santa Barbara in 2002. The income-oriented investment team at NWQ is led by Michael Carne, CFA. Michael has more than 20 years of investment experience and joined NWQ in 2002. Rob Guttschow, CFA, and John Gambla, CFA, oversee the call option strategy. Rob has been with NAM since 2004, and John joined the firm in 1993.

Here James, Michael, Rob and John talk about their management strategies and the performance of the Fund for the six-month period ended June 30, 2010.

What key strategies were used to manage the Fund during this six-month period?

Under normal circumstances, the Fund invests primarily in dividend-paying common stocks of mid- to large-cap companies. To a lesser extent, the Fund also invests in the preferred stocks of mid- to large-cap companies, and will write (sell) call options on various equity market indices. Under normal market circumstances, the Fund will invest at least 80% of its managed assets in securities that are eligible to pay tax-advantaged dividends.

Despite considerable market uncertainty during the period, our overall investment strategy for the common stock portion of the Fund did not change. We sought to produce a portfolio that had a greater yield and less price volatility than the S&P 500 Index by focusing on companies that are growing their dividends.

In the fixed-income portion of the Fund’s portfolio, we focused primarily on purchasing tax-advantaged preferred stocks using a disciplined, bottom-up, research-driven approach using both fundamental valuation and qualitative measures. In particular, we looked for undervalued companies where a catalyst, such as a management change, industry consolidation or a company restructuring, might lead to better value recognition or improved profitability.

From time to time over the period, the Fund sold S&P 500 Index call options with average expirations between 30 and 90 days.

4	Nuveen Investments

How did the Fund perform over this period?

The performance of JTD, as well as a comparative benchmark and a general market index, is presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value
For periods ended 6/30/10

			Since
	6-Month	1-Year	Inception[1]
JTD	–5.66%	15.78%	–6.87%
Comparative Benchmark[2]	–4.69%	15.22%	–2.64%
S&P 500 Index[3]	–6.65%	14.43%	–0.79%

Six-month returns are cumulative; all other returns are annualized.

For the six-month period ended June 30, 2010, the Fund outperformed the S&P 500 Index, but underperformed its Comparative Benchmark.

The equity portion of the Fund lagged the benchmark for the first half of the reporting period, but came on strong following the April market correction. Generally, dividend stocks have trailed the market averages since the market bottom in March 2009; however, we saw a turning point for these stocks in the second quarter of 2010. Higher yielding large-capitalization stocks underperformed in the first quarter of 2010, but proved more resilient during the second quarter sell off.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview in this report.

1	Fund since inception returns are from 6/26/07. Comparative Benchmark and S&P 500 Index returns are from 6/30/07.

2	Comparative Benchmark performance is a blended return consisting of: 1) 50% of the return of the S&P 500 Stock Index, an unmanaged Index generally considered representative of the U.S. Stock Market, 2) 25% of the return the CBOE S&P 500 BuyWrite Index (BXM) which is designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index, and 3) 25% of the return of the Merrill Lynch DRD (dividends received deduction) Preferred Index, which consists of investment-grade, DRD-eligible, exchange-traded preferred stocks with one year or more to maturity. Index returns are not leveraged, and do not include the effects of any sales charges or management fees. It is not possible to invest directly in a benchmark.

3	The S&P 500 Stock Index is an unmanaged Index generally considered representative of the U.S. stock market. Index returns do not reflect the effects of any sales charges or management fees. It is not possible to invest directly in an index.

An underweight of the information technology sector was the major positive contributor to relative performance for the period, followed by an underweight in the energy sector. Security selection in the consumer discretionary, industrials, and energy sectors primarily benefited the Fund’s performance. Novo-Nordisk, a recent purchase, was the best individual contributor to performance. The company is dominant in health care treatment of diabetes, one of the fasting growing chronic diseases in the world. They recently had a new diabetes drug approved in the U.S. (Victoza) which may soon become a blockbuster. Yum Brands was the second best performing stock for the period. This fast food chain is close to generating half of its profits in emerging market countries, primarily China.

An overweight in telecommunications and the materials sectors were the major detractors for the Fund’s performance for the period. Security selection from the financials, consumer staples, and materials sectors also constrained performance. Blackrock, Qualcomm, and Telefonica were the worst performing stocks for the period. We sold Telefonica in March due to political uncertainty in Spain and the impact of acquisition risk on its dividend growth sustainability. Blackrock recently acquired Barclay’s I shares in order to participate in the growing ETF market, but concerns linger regarding integration and margin compression. Qualcomm has been experiencing pricing pressures; however, unit sales growth still looks promising.

The preferred securities market faced a number of large challenges during the reporting period, which negatively impacted the Fund’s performance. The issue of European sovereign credit risk, particularly surrounding Greece and its ability to service outstanding debts, caused spreads of Euro zone financial issuers to widen as investors scrambled to quantify the risk of a Greek default or restructuring on their portfolios. Here in the U.S., the market faced both the financial reform legislation and the uncertainties such reform brought to bank

Nuveen Investments	5

profits and capital levels going forward, as well as the high profile investigations into the sub-prime mortgage dealings of several systemic financial institutions.

Insurance and banking sectors were hit particularly hard due to market uncertainties and outweighed the positive contributions of industrials, real estate investment trusts, utilities and finance. Our holdings of European financials ING Group, AEGON and Barclays suffered relative to our benchmark.

The financial reform legislation that was recently enacted by Congress contains a provision that makes trust preferred securities ineligible for treatment as core capital for banks with more than $15 billion in assets. There is a multi-year phase-in of these provisions, but the net effect will be to reduce the amount of trust preferred capital drastically over time. As banks call these securities, they may issue standard perpetual preferreds or common stock to replace them. This development is largely priced into the securities at this point, as preferreds that pay above-market dividends have suffered price depreciation because of early call risk. However, since there is an 18-month review period for the regulations to be finalized, there is a chance that changes will be made in the final implementation.

There are several other factors in play at this time in the preferred markets which likely will serve to make any potential gains for 2010 much more muted. First, the great credit spread normalization that began in March 2009 has pretty much run its course. Preferred yields and spreads versus U.S. Treasuries are much lower than they were then, and more in line with historical levels. Second, while yields have continued to decline due to the economy’s soft patch, the Federal Reserve has been reducing its stimulus measures and at some point late in 2011 may begin to raise short-term interest rates. The extent and timing of any such move will most likely have a negative effect on preferred returns. Third, the favorable tax treatment for Qualified Dividend Income is scheduled to expire at the end of this year. To the extent that Congress and the President work towards resolving this tax treatment of dividends issue, prices of tax-advantaged preferreds may experience some volatility.

During this six-month period, the option call writing strategy performed as expected by reducing the overall volatility of the Fund on an absolute basis and by providing incremental total return.

IMPACT OF THE FUND’S CAPITAL STRUCTURE AND LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the return of the Fund relative to the comparative index and benchmark was the Fund’s use of financial leverage, primarily through bank borrowings. The Fund uses leverage because its managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional risk — especially when market conditions are unfavorable. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Fund generally are rising.

Over this six-month period, the use of financial leverage contributed positively to the overall performance of the Fund.

6	Nuveen Investments

RECENT EVENTS CONCERNING THE FUND’S REDEMPTION OF AUCTION RATE PREFERRED SHARES

Shortly after its inception, the Fund issued auction rate preferred shares (ARPS) to create financial leverage. As noted in past shareholder reports, the weekly auctions for those ARPS shares began in February 2008 to consistently fail, causing the Fund to pay the so-called “maximum rate” to ARPS shareholders under the terms of the ARPS in the Fund’s charter documents. With the goal of lowering the relative cost of leverage over time for common shareholders and providing liquidity at par for preferred shareholders, the Fund sought to refinance all of its outstanding ARPS beginning shortly thereafter. The Fund completed this refinancing process during 2008 and since then has relied upon bank borrowings to create financial leverage.

In April and May 2010, 30 Nuveen leveraged closed-end funds, including this Fund, received a demand letter from a law firm on behalf of purported holders of common shares of each fund, alleging that Nuveen and the funds’ officers and Board of Directors/Trustees breached their fiduciary duties related to the redemption at par of the funds’ ARPS. In response, the Board established an ad hoc Demand Committee consisting of disinterested and independent Board members to investigate the claims. The Demand Committee retained independent counsel to assist it in conducting an extensive investigation.

Upon completion of its review, the Demand Committee found that it was not in the best interests of the Fund or its shareholders to take the actions suggested in the demand letters and recommended that the full Board reject the demands made in the demand letter. After reviewing the findings and recommendations of the Demand Committee, the Board of Trustees for the Fund unanimously adopted the Demand Committee’s recommendation to reject the demands contained in the letters. At the time this report was produced, lawsuits pursuing claims made in the demand letter had been filed on behalf of shareholders of several funds, including this Fund, against Nuveen Asset Management, the Nuveen holding company, the majority owner of the holding company, the lone interested trustee, and current and former officers of the various funds. Nuveen Investments and the other named defendants believe these lawsuits to be without merit, and all named parties intend to defend themselves vigorously. The Fund believes that these lawsuits will not have a material effect on the Fund or on Nuveen Asset Management’s ability to serve as investment adviser to the Fund.

Nuveen Investments	7

Common Share Distribution
and Share Price Information

The following information regarding your Fund’s distributions is current as of June 30, 2010, and likely will vary over time based on the Fund’s investment activities and portfolio investment value changes.

During the six-month reporting period, the Fund did not make any changes to its quarterly distribution to common shareholders. Some of the important factors affecting the amount and composition of these distributions are summarized below.

The Fund employs financial leverage through the use of bank borrowings. Financial leverage provides the potential for higher earnings (net investment income), total returns and distributions over time, but also increases the variability of common shareholders’ net asset value per share in response to changing market conditions. During the current reporting period, the Fund’s financial leverage contributed positively to common share income and common share net asset value price return.

The Fund has a managed distribution program. The goal of this program is to provide common shareholders with relatively consistent and predictable cash flow by systematically converting the Fund’s expected long-term return potential into regular distributions. As a result, regular common share distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•	The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund’s past or future investment performance from its current distribution rate.

•	Actual common share returns will differ from projected long-term returns (and therefore the Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each distribution is expected to be paid from some or all of the following sources:

•	net investment income (regular interest and dividends),

•	realized capital gains, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•	A non-taxable distribution is a payment of a portion of the Fund’s capital. When the Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of

8	Nuveen Investments

distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•	Because distribution source estimates are updated during the year based on the Fund’s performance and forecast for its current fiscal year (which is the calendar year for the Fund), estimates on the nature of your distributions provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund’s IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides estimated information regarding the Fund’s common share distributions and total return performance for the six months ended June 30, 2010. This information is presented on a tax basis rather than on a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Fund’s returns for the specified time period were sufficient to meet the Fund’s distributions.

As of 6/30/10 (Common Shares)	JTD
Inception date	6/26/07
Six months ended June 30, 2010:
Per share distribution:
From net investment income	$0.24
From realized capital gains	0.06
Return of capital	0.22

Total per share distribution	$0.52

Annualized distribution rate on NAV	8.84%

Average annual total returns:
Six-Month (Cumulative) on NAV	-5.66%
1-Year on NAV	15.78%
Since inception on NAV	-6.87%

The qualified dividend income provisions of the federal tax code are set to expire on December 31, 2010. In the event that Congress does not extend these provisions, beginning in calendar 2011, dividends previously referred to as “qualified dividends” would be taxed at normal marginal tax rates.

Common Share Repurchases and Share Price Information

As of June 30, 2010, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased 351,000 common shares, representing approximately 2.4% of the Fund’s total common shares outstanding.

During the six-month reporting period, the Fund repurchased 50,200 common shares at a weighted average price and weighted average discount per common share of $11.12 and 14.16%, respectively.

As of June 30, 2010, the Fund was trading at a -6.29% discount to its common share NAV, compared with an average -10.01% discount for the entire six-month period.

Nuveen Investments	9

JTD Performance OVERVIEW	Nuveen Tax-Advantaged Dividend Growth Fund
as of June 30, 2010

Fund Snapshot
Common Share Price	$11.02

Common Share Net Asset Value	$11.76

Premium/(Discount) to NAV	-6.29%

Current Distribution Rate[1]	9.44%

Net Assets Applicable to Common Shares ($000)	$170,571

Average Annual Total Return
(Inception 6/26/07)
	On Share Price	On NAV
6-Month (Cumulative)	-0.35%	-5.66%

1-Year	31.60%	15.78%

Since Inception	-8.89%	-6.87%

Portfolio Composition
(as a % of total investments)[2]
Commercial Banks	10.8%

Insurance	6.4%

Pharmaceuticals	6.1%

Oil, Gas & Consumable Fuels	5.8%

Diversified Financial Services	5.5%

IT Services	5.2%

Tobacco	4.3%

Media	3.6%

Electric Utilities	3.3%

Machinery	3.3%

Consumer Finance	2.9%

Capital Markets	2.8%

Diversified Telecommunication Services	2.5%

Semiconductors & Equipment	2.4%

Aerospace & Defense	2.2%

Hotels, Restaurants & Leisure	2.1%

Commercial Services & Supplies	2.1%

Metals & Mining	2.1%

Beverages	2.1%

Thrifts & Mortgage Finance	2.0%

Household Products	1.9%

Gas Utilities	1.8%

Textiles, Apparel & Luxury Goods	1.8%

Communications Equipment	1.7%

Food & Staples Retailing	1.7%

Electrical Equipment	1.7%

Short-Term Investments	3.1%

Other	8.8%

Portfolio Allocation (as a % of total investments)2

2009-2010 Distributions Per Common Share

Common Share Price Performance—Weekly Closing Price

1	Current Distribution Rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.
2	Excluding investments in derivatives.

10	Nuveen Investments

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on April 6, 2010; at this meeting the shareholders were asked to vote on the election of Board Members.

JTD
Approval of the Board members was reached as follows:
Common Shares
William C. Hunter
For	12,630,797
Withhold	362,235

Total	12,993,032

Judith M. Stockdale
For	12,621,121
Withhold	371,911

Total	12,993,032

Carole E. Stone
For	12,627,239
Withhold	365,793

Total	12,993,032

Nuveen Investments	11

JTD	Nuveen Tax-Advantaged Dividend Growth Fund Portfolio of INVESTMENTS
June 30, 2010 (Unaudited)

Shares	Description (1)	Value
	Common Stocks – 89.1% (70.0% of Total Investments)

	Aerospace & Defense – 2.8%

98,038	Raytheon Company	$4,744,059

	Beverages – 2.7%

90,945	Coca-Cola Company	4,558,163

	Capital Markets – 1.7%

19,730	BlackRock Inc.	2,829,282

	Chemicals – 1.7%

42,145	Sherwin-Williams Company	2,916,013

	Commercial Banks – 4.3%

77,353	Cullen/Frost Bankers, Inc.	3,975,944
147,800	U.S. Bancorp (2)	3,303,330

	Total Commercial Banks	7,279,274

	Commercial Services & Supplies – 2.7%

147,505	Waste Management, Inc.	4,615,431

	Communications Equipment – 2.2%

114,765	QUALCOMM, Inc.	3,768,883

	Diversified Financial Services – 2.6%

120,920	JP Morgan Chase & Co.	4,426,881

	Diversified Telecommunication Services – 2.6%

180,403	AT&T Inc.	4,363,949

	Electric Utilities – 2.4%

82,239	NextEra Energy Inc.	4,009,974

	Electrical Equipment – 2.2%

85,461	Emerson Electric Company	3,733,791

	Food & Staples Retailing – 2.2%

78,200	Wal-Mart Stores, Inc. (2)	3,759,074

	Gas Utilities – 2.3%

106,392	EQT Corporation	3,845,007

	Hotels, Restaurants & Leisure – 2.7%

119,284	YUM! Brands, Inc.	4,656,847

	Household Durables – 1.6%

140,100	Leggett and Platt Inc.	2,810,406

	Household Products – 2.4%

67,265	Procter & Gamble Company	4,034,555

	Insurance – 2.2%

89,825	AFLAC Incorporated (2)	3,832,833

	IT Services – 6.6%

86,000	Accenture Limited	3,323,900
33,710	International Business Machines Corporation (IBM)	4,162,511
144,848	Paychex, Inc.	3,761,703

	Total IT Services	11,248,114

	Machinery – 4.2%

65,300	Caterpillar Inc. (2)	3,922,571
80,213	PACCAR Inc.	3,198,092

	Total Machinery	7,120,663

12	Nuveen Investments

Shares	Description (1)			Value
	Media – 3.9%

178,300	Shaw Communication Inc.			$3,214,749
97,910	Thomson Corporation			3,508,115

	Total Media			6,722,864

	Metals & Mining – 2.7%

173,050	Southern Copper Corporation (2)			4,592,747

	Oil, Gas & Consumable Fuels – 7.3%

71,850	Chevron Corporation (2)			4,875,741
125,655	EnCana Corporation			3,812,373
77,193	Royal Dutch Shell PLC, Class A, ADR			3,876,632

	Total Oil, Gas & Consumable Fuels			12,564,746

	Pharmaceuticals – 7.7%

95,280	Abbott Laboratories			4,457,198
65,900	Novo-Nordisk A/S			5,339,218
239,400	Pfizer Inc.			3,413,844

	Total Pharmaceuticals			13,210,260

	Semiconductors & Equipment – 3.0%

184,154	Microchip Technology Incorporated			5,108,432

	Software – 2.1%

157,850	Microsoft Corporation			3,632,129

	Textiles, Apparel & Luxury Goods – 2.3%

54,005	VF Corporation			3,844,076

	Thrifts & Mortgage Finance – 2.6%

286,948	New York Community Bancorp, Inc.			4,381,696

	Tobacco – 5.4%

61,669	Lorillard Inc.			4,438,934
106,089	Philip Morris International			4,863,120

	Total Tobacco			9,302,054

	Total Common Stocks (cost $164,100,316)			151,912,203

Shares	Description (1)	Coupon	Ratings (3)	Value
	$25 Par (or similar) Preferred Securities – 23.6% (18.5% of Total Investments)

	Capital Markets – 1.3%

50,000	Credit Suisse	7.900%	A3	$1,272,500
16,100	Deutsche Bank Capital Funding Trust V	8.050%	A	399,280
22,000	Deutsche Bank Capital Funding Trust IX	6.625%	A	468,820

	Total Capital Markets			2,140,600

	Commercial Banks – 7.1%

104,550	Banco Santander Finance	10.500%	A	2,787,303
25,000	Barclays Bank PLC	8.125%	A	612,500
39,479	Barclays Bank PLC	7.100%	A	869,722
20,000	Barclays Bank PLC	6.625%	A	406,800
75,000	BB&T Capital Trust VI	9.600%	A3	2,041,500
15,000	BB&T Capital Trust VII	8.100%	A3	390,450
20,000	HSBC Holdings PLC	8.125%	A+	508,000
25,000	HSBC Holdings PLC (4)	8.000%	A+	630,470
18,100	HSBC Holdings PLC	6.200%	A+	388,245
9,199	National City Capital Trust IV	8.000%	A–	232,183
40,744	PNC Capital Trust	7.750%	A–	1,052,010
48,000	Zions Bancorporation (4)	11.000%	BB+	1,240,800
42,200	Zions Bancorporation	9.500%	BB+	995,920

	Total Commercial Banks			12,155,903

Nuveen Investments	13

JTD	Nuveen Tax-Advantaged Dividend Growth Fund (continued) Portfolio of INVESTMENTS June 30, 2010 (Unaudited)

Shares	Description (1)	Coupon	Ratings (3)	Value
	Consumer Finance – 2.8%

28,000	Heller Financial Inc.	6.687%	A+	$2,707,250
36,300	HSBC Finance Corporation	6.360%	A	768,834
75,000	SLM Corporation	6.000%	BBB–	1,263,000

	Total Consumer Finance			4,739,084

	Diversified Financial Services – 1.5%

25,000	Bank of America Corporation	8.200%	BB	623,750
28,000	Citigroup Capital Trust VIII	6.950%	Ba1	611,240
18,200	Fleet Capital Trust VIII	7.200%	Baa3	415,870
38,900	MBNA Corporation, Capital Trust D	8.125%	Baa3	958,107

	Total Diversified Financial Services			2,608,967

	Electric Utilities – 1.8%

25,000	American Electric Power	8.750%	Baa3	715,500
13,000	BGE Capital Trust II	6.200%	BBB–	318,500
25,000	Entergy Texas Inc.	7.875%	BBB+	696,250
19,800	FPC Capital I	7.100%	Baa2	500,742
10,000	Southern California Edison Company, Series C	6.000%	BBB+	909,063

	Total Electric Utilities			3,140,055

	Food Products – 1.3%

20	HJ Heinz Finance Company, 144A	8.000%	BB+	2,142,500

	Insurance – 4.2%

67,100	Arch Capital Group Limited, Series B	7.875%	BBB–	1,694,946
28,800	Arch Capital Group Limited	8.000%	BBB–	726,048
35,844	Endurance Specialty Holdings Limited	7.750%	BBB–	849,503
19,600	Genworth Financial Inc., Series A	5.250%	BB+	988,575
9,600	Principal Financial Group	5.563%	Baa3	793,500
75,000	Prudential Financial Inc.	9.000%	BBB+	2,038,500

	Total Insurance			7,091,072

	Media – 0.6%

40,800	Viacom Inc.	6.850%	BBB	1,016,328

	Multi-Utilities – 1.1%

25,000	Dominion Resources Inc.	8.375%	BBB	695,000
32,500	Scana Corporation	7.700%	BBB–	890,175
11,329	Xcel Energy Inc.	7.600%	BBB	302,484

	Total Multi-Utilities			1,887,659

	Real Estate Investment Trust – 1.4%

25,000	Kimco Realty Corporation, Series G	7.750%	Baa2	635,750
72,500	Vornado Realty LP	7.875%	BBB	1,821,200

	Total Real Estate Investment Trust			2,456,950

	Wireless Telecommunication Services – 0.5%

32,600	Telephone and Data Systems Inc.	7.600%	Baa2	814,022

	Total $25 Par (or similar) Preferred Securities (cost $38,505,015)			40,193,140

Shares	Description (1)	Coupon	Ratings (3)	Value
	Convertible Preferred Securities – 2.9% (2.3% of Total Investments)

	Capital Markets – 0.6%

24,100	CalEnergy Capital Trust III, Convertible Preferred Security	6.500%	Baa2	$1,090,525

	Commercial Banks – 1.0%

1,787	Wells Fargo & Company, Convertible Bond	7.500%	A–	1,663,697

	Diversified Financial Services – 1.3%

19,400	CitiGroup Inc., Convertible	7.500%	N/A	2,192,200

	Total Convertible Preferred Securities (cost $4,562,651)			4,946,422

14	Nuveen Investments

Principal
Amount (000)	Description (1)	Coupon	Maturity		Ratings (3)	Value
	Corporate Bonds – 1.2% (0.9% of Total Investments)

	Diversified Telecommunication Services – 0.6%

$1,000	New Communications Holdings	8.750%	4/15/22		BB+	$1,005,000

	Insurance – 0.6%

1,000	Genworth Financial Inc.	8.625%	12/15/16		BBB	1,067,732

$2,000	Total Corporate Bonds (cost $1,989,449)					2,072,732

Principal
Amount (000)	Description (1)	Coupon	Maturity		Ratings (3)	Value
	Capital Preferred Securities – 5.0% (3.9% of Total Investments)

	Commercial Banks – 1.4%

1,000	City National Capital Trust I	9.625%	2/01/40		A3	$1,055,014
1,250	Wells Fargo & Company, Series K	7.980%	N/A	(5)	A–	1,293,750

	Total Commercial Banks					2,348,764

	Consumer Finance – 0.9%

1,000	Capital One Capital V, Cumulative Trust Preferred Securities	10.250%	8/15/39		BBB	1,061,250
500	Capital One Capital VI	8.875%	5/15/40		BBB	524,437

	Total Consumer Finance					1,585,687

	Diversified Financial Services – 1.5%

25	Citigroup Capital Trust XII	8.500%	3/30/15		Ba1	624,750
1,000	JP Morgan Chase & Company	7.900%	N/A	(5)	A	1,034,099
1,000	MBNA Corporation, Capital Trust A	8.278%	12/01/26		Baa3	982,500

	Total Diversified Financial Services					2,641,349

	Insurance – 1.2%

10	Axis Capital Holdings Limited	7.500%	12/01/15		BBB	819,347
1,000	MetLife Inc.	10.750%	8/01/39		BBB	1,191,390

	Total Insurance					2,010,737

	Total Capital Preferred Securities (cost $7,908,175)					8,586,537

Shares	Description (1)					Value
	Investment Companies – 1.6% (1.3% of Total Investments)

175,600	Flaherty and Crumrine/Claymore Preferred Securities Income Fund Inc.					$2,742,872

	Total Investment Companies (cost $2,173,045)					2,742,872

Principal
Amount (000)	Description (1)	Coupon	Maturity			Value
	Short-Term Investments – 3.9% (3.1% of Total Investments)

$6,652	Repurchase Agreement with State Street Bank, dated 6/30/10, repurchase price $6,652,338, collateralized by $6,525,000 U.S. Treasury Notes, 2.500%, due 4/30/15, value $6,788,610	0.000%	7/01/10			$6,652,338

	Total Short-Term Investments (cost $6,652,338)					6,652,338

	Total Investments (cost $225,890,989) – 127.3%					217,106,244

	Borrowings – (25.5)% (7), (8)					(43,500,000)

	Other Assets Less Liabilities – (1.8)%					(3,035,421)

	Net Assets Applicable to Common Shares – 100%					$170,570,823

Nuveen Investments	15

JTD	Nuveen Tax-Advantaged Dividend Growth Fund (continued) Portfolio of INVESTMENTS June 30, 2010 (Unaudited)

Investments in Derivatives

Call Options Written outstanding at June 30, 2010:

Number of		Notional	Expiration	Strike
Contracts	Type	Amount (6)	Date	Price	Value
	Call Options Written – 0.0%

(100)	S&P 500 INDEX	$(11,250,000)	7/17/10	$1,125	$(7,250)
(100)	S&P 500 INDEX	(11,500,000)	7/17/10	1,150	(2,250)
(100)	S&P 500 INDEX	(11,750,000)	7/17/10	1,175	(750)
(50)	S&P 500 INDEX	(5,750,000)	8/21/10	1,150	(17,750)
(100)	S&P 500 INDEX	(11,750,000)	8/21/10	1,175	(14,750)
(50)	S&P 500 INDEX	(6,000,000)	8/21/10	1,200	(3,125)

(500)	Total Call Options Written (premiums received $979,499)	(58,000,000)			$(45,875)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations under call options written.
(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade.
(4)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(5)	Perpetual security. Maturity date is not applicable.
(6)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.
(7)	Borrowings as a percentage of Total Investments is 20.0%.
(8)	The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of June 30, 2010, investments with a value of $90,073,414 have been pledged as collateral for Borrowings.
N/A	Not applicable.
ADR	American Depositary Receipt.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
See accompanying notes to financial statements.

16	Nuveen Investments

Statement of ASSETS & LIABILITIES
June 30, 2010 (Unaudited)

Assets
Investments, at value (cost $225,890,989)	$217,106,244
Cash	220
Receivables:
Dividends	271,363
Interest	216,148
Reclaims	15,500
Other assets	23,546

Total assets	217,633,021

Liabilities
Borrowings	43,500,000
Call options written, at value (premiums received $979,499)	45,875
Common share dividends payable	3,251,959
Accrued expenses:
Interest on borrowings	4,130
Management fees	180,404
Other	79,830

Total liabilities	47,062,198

Net assets applicable to Common shares	$170,570,823

Common shares outstanding	14,504,240

Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$11.76

Net assets applicable to Common shares consist of:

Common shares, $.01 par value per share	$145,042
Paid-in surplus	248,138,546
Undistributed (Over-distribution of) net investment income	(4,207,366)
Accumulated net realized gain (loss)	(65,654,278)
Net unrealized appreciation (depreciation)	(7,851,121)

Net assets applicable to Common shares	$170,570,823

Authorized shares:
Common	Unlimited
FundPreferred	Unlimited

See accompanying notes to financial statements.

Nuveen Investments	17

Statement of OPERATIONS
Six Months Ended June 30, 2010 (Unaudited)

Investment Income
Dividends (net of foreign tax withheld of $61,943)	$4,643,240
Interest	438,897

Total investment income	5,082,137

Expenses
Management fees	1,128,894
Shareholders’ servicing agent fees and expenses	351
Interest expense on borrowings	330,661
Custodian’s fees and expenses	31,737
Trustees’ fees and expenses	4,450
Professional fees	15,619
Shareholders’ reports – printing and mailing expenses	38,171
Stock exchange listing fees	4,507
Investor relations expense	13,635
Other expenses	4,036

Net expenses	1,572,061

Net investment income	3,510,076

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	1,242,066
Call options written	(317,650)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(15,386,529)
Call options written	612,874

Net realized and unrealized gain (loss)	(13,849,239)

Net increase (decrease) in net assets applicable to Common shares from operations	$(10,339,163)

See accompanying notes to financial statements.

18	Nuveen Investments

Statement of CHANGES IN NET ASSETS (Unaudited)

	Six Months	Year
	Ended	Ended
	6/30/10	12/31/09
Operations
Net investment income	$3,510,076	$7,122,408
Net realized gain (loss) from:
Investments and foreign currency	1,242,066	(33,760,509)
Call options written	(317,650)	(3,235,051)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(15,386,529)	68,562,521
Call options written	612,874	1,822,100

Net increase (decrease) in net assets applicable to Common shares from operations	(10,339,163)	40,511,469

Distributions to Common Shareholders
From and in excess of net investment income	(7,542,985)	–
From net investment income	–	(7,207,326)
Return of capital	–	(7,635,669)

Decrease in net assets applicable to Common shares from distributions to Common shareholders	(7,542,985)	(14,842,995)

Capital Share Transactions
Common shares repurchased and retired	(559,095)	(2,127,807)

Net increase (decrease) in net assets applicable to Common shares from capital share transactions	(559,095)	(2,127,807)

Net increase (decrease) in net assets applicable to Common shares	(18,441,243)	23,540,667
Net assets applicable to Common shares at the beginning of period	189,012,066	165,471,399

Net assets applicable to Common shares at the end of period	$170,570,823	$189,012,066

Undistributed (Over-distribution of) net investment income at the end of period	$(4,207,366)	$(174,457)

See accompanying notes to financial statements.

Nuveen Investments	19

Statement of CASH FLOWS
Six Months Ended June 30, 2010 (Unaudited)

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(10,339,163)
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(48,116,183)
Proceeds from sales and maturities of investments	52,638,965
Proceeds from (Purchases of) short-term investments, net	(2,489,565)
Proceeds from closed foreign currency spot contracts	(596)
Cash paid for terminated and expired call options written	(2,350,250)
Premiums received on call options written	2,429,099
Amortization (Accretion) of premiums and discounts, net	(9,360)
(Increase) Decrease in receivable for dividends	13,554
(Increase) Decrease in receivable for interest	45,985
(Increase) Decrease in receivable for reclaims	30,629
(Increase) Decrease in other assets	(6,218)
Increase (Decrease) in accrued interest on borrowings	(1,035)
Increase (Decrease) in accrued management fees	(14,372)
Increase (Decrease) in accrued other liabilities	(16,846)
Net realized (gain) loss from investments and foreign currency	(1,242,066)
Net realized (gain) loss from call options written	317,650
Change in net unrealized (appreciation) depreciation of investments and foreign currency	15,386,529
Change in net unrealized (appreciation) depreciation of call options written	(612,874)

Net cash provided by (used in) operating activities	5,663,883

Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft balance	(813,542)
Cost of Common shares repurchased and retired	(559,095)
Cash distributions paid to Common shareholders	(4,291,026)

Net cash provided by (used in) financing activities	(5,663,663)

Net Increase (Decrease) in Cash	220
Cash at the beginning of period	–

Cash at the End of Period	$220

Supplemental Disclosure of Cash Flow Information

Cash paid for interest on borrowings was $331,696.

See accompanying notes to financial statements.

20	Nuveen Investments

Notes to FINANCIAL STATEMENTS (Unaudited)

1. General Information and Significant Accounting Policies
Nuveen Tax-Advantaged Dividend Growth Fund (the “Fund”) is a closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JTD.” The Fund was organized as a Massachusetts business trust on February 22, 2007.

The Fund’s investment objective is to provide an attractive level of tax-advantaged distributions and capital appreciation by investing in dividend-paying equity securities consisting primarily of common stocks of mid- to large-cap companies that have attractive dividend income and the potential for future dividend growth and capital appreciation. The Fund will also invest in preferred stocks of mid- to large-cap companies and other fixed-income securities, and to a limited extent, write (sell) call options on various equity market indices. The qualified dividend income provisions of the tax code are set to expire on December 31, 2010. In the event that Congress does not extend these provisions, beginning in calendar 2011, dividends previously referred to as “qualified dividends” would be taxed at normal marginal tax rates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principals (“U.S. GAAP”).

Investment Valuation
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the mean between the quoted bid and ask prices. Prices of certain American Depository Receipts (“ADR”) held by the Funds that trade in only limited volume in the United States are valued based on the mean between the most recent bid and ask prices of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE. These securities generally represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities and derivative instruments are provided by a pricing service approved by the Funds’ Board of Trustees. Fixed-income securities are valued by a pricing service that values portfolio securities at the mean between the quoted bid and ask prices or the yield equivalent when quotations are readily available. These securities are generally classified as Level 2. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations and are generally classified as Level 2. Highly rated zero coupon fixed-income securities, like U.S. Treasury Bills, issued with maturities of one year or less, are valued using the amortized cost method when 60 days or less remain until maturity With amortized cost, any discount or premium is amortized each day, regardless of the impact of fluctuating rates on the market value of the security. These securities will generally be classified as Level 1 or Level 2.

Index options are generally valued at the average of the closing bid and asked quotations. The close of trading of index options traded on the Chicago Board Options Exchange normally occurs at 4:15 Eastern Time (ET), which is different from the normal 4:00 ET close of the NYSE (the time of day as of which the Fund’s NAV is calculated). Under normal market circumstances, closing index option quotations are considered to reflect the index option contract values as of the close of the NYSE and will be used to value the option contracts. However, a significant change in the S&P 500 or NASDAQ-100 futures contracts between the NYSE close and the options market close will be considered as an indication that closing market quotations for index options do not reflect the value of the contracts as of the stock market close. In the event of such a significant change, the Fund’s Board of Trustees or its designee will determine a value for the options. Any such valuation will likely take into account any information that may be available about the actual trading price of the affected option as of 4:00 ET, and if no such information is reliably available, the valuation of the option may take into account various option pricing methodologies, as determined to be appropriate under the circumstances. Index options are generally classified as Level 1.

Nuveen Investments	21

Notes to FINANCIAL STATEMENTS (Unaudited) (continued)

Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value. These securities are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; fixed-income securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of an issue of securities would appear to be the amount that the owner might reasonably expect to receive for them in a current sale. A variety of factors may be considered in determining the fair value of these securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

Refer to Footnote 2 — Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At June 30, 2010, the Fund had no such outstanding purchase commitments.

Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, if any.

Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute substantially all of its investment company taxable income to shareholders. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders
Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes quarterly cash distributions to Common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund’s Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid from net unrealized gains, if any, would be distributed from the Fund’s assets and would be treated by shareholders as a non-taxable distribution for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value, the difference will be treated as a return of capital for tax purposes and will reduce net asset value per share. If the Fund’s total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

22	Nuveen Investments

The actual character of distributions made by the Fund during the fiscal year ended December 31, 2009, is reflected in the accompanying financial statements.

The distributions made by the Fund during the six months ended June 30, 2010, are provisionally classified as being “From and in excess of net investment income,” and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end. For purposes of calculating “Undistributed (Over-distribution of) net investment income” as of June 30, 2010, the distribution amounts provisionally classified as “From and in excess of net investment income” were treated as being entirely from net investment income. Consequently, the financial statements at June 30, 2010, reflect an over-distribution of net investment income.

Foreign Currency Transactions
Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forward, futures, options and swap contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. ET. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized and unrealized gains or losses resulting from changes in foreign currency exchange rates are recognized as a component of “Net realized gain (loss) from investments and foreign currency” and “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable.

Options Transactions
The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to purchase and write (sell) call and put options on securities, futures, swaps (“swaptions“) or currencies in an attempt to manage this and other possible risks. The purchase of put options involves the risk of loss of all or a part of the cash paid for the options. Put options purchased are accounted for in the same manner as portfolio securities. The market risk associated with purchasing put options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the performance from the counterparty. When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Call options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option expires or the Fund enters into a closing purchase transaction. The changes in value of the options written during the fiscal period are recognized as “Change in net unrealized appreciation (depreciation) of call options written” on the Statement of Operations. When a call or put option expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as “Net realized gain (loss) from call options written” on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund did not purchase call or put options during the six months ended June 30, 2010. The average notional amount of call options written during the six months ended June 30, 2010, was $(58,125,000). Refer to Footnote 3 — Derivative Instruments and Hedging Activities for further details on call options written.

Market and Counterparty Credit Risk
In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose the Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Nuveen Investments	23

Notes to FINANCIAL STATEMENTS (Unaudited) (continued)

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments Inc. (“Nuveen”), believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2.	Fair Value Measurements
In determining the value of each Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1	–	Quoted prices in active markets for identical securities.
Level 2	–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3	–	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of June 30, 2010:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$151,912,203	$–	$–	$151,912,203
Preferred Securities *	35,261,629	18,464,470	–	53,726,099
Corporate Bonds	–	2,072,732	–	2,072,732
Investment Companies	2,742,872	–	–	2,742,872
Short-Term Investments	6,652,338	–	–	6,652,338
Derivatives:
Call Options Written	(45,875)	–	–	(45,875)

Total	$196,523,167	$20,537,202	$–	$217,060,369

*	Preferred Securities includes Convertible Preferred Securities, $25 Par (or similar) Preferred Securities and Capital Preferred Securities held by the Fund at the end of the reporting period, if any.

3. Derivative Instruments and Hedging Activities
The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1 — General Information and Significant Accounting Policies.

24	Nuveen Investments

The following table presents the fair value of all derivative instruments held by the Fund as of June 30, 2010, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
	Derivative	Asset Derivatives		Liability Derivatives
Underlying Risk Exposure	Instrument	Location	Value	Location	Value
Equity Price	Options	–	$–	Call options written, at value	$45,875

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended June 30, 2010, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Call Options Written
Risk Exposure
Equity Price	$(317,650)

Change in Net Unrealized Appreciation (Depreciation) of Call Options Written
Risk Exposure
Equity Price	$612,874

4. Fund Shares
Common shares
Transactions in Common shares were as follows:

	Six Months	Year
	Ended	Ended
	6/30/10	12/31/09
Common shares repurchased and retired	(50,200)	(203,900)

Weighted average:
Price per Common share repurchased and retired	$11.12	$10.58
Discount per Common share repurchased and retired	14.16%	13.89%

FundPreferred Shares
The Fund redeemed all $36,000,000 of its outstanding FundPreferred shares, at liquidation value, during the fiscal year ended December 31, 2008.

5. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the six months ended June 30, 2010, aggregated $48,116,183 and $52,638,965, respectively.

Transactions in call options written during the six months ended June 30, 2010, were as follows:

	Number of	Premiums
	Contracts	Received
Outstanding, beginning of period	500	$583,000
Options written	1,450	2,429,099
Options terminated in closing purchase transactions	(1,400)	(1,987,700)
Options expired	(50)	(44,900)

Outstanding, end of period	500	$979,499

6. Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the recognition of unrealized gain or loss for tax (mark-to-market) on option contracts, timing differences in the recognition of income and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

Nuveen Investments	25

Notes to FINANCIAL STATEMENTS (Unaudited) (continued)

At June 30, 2010, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$227,151,655

Gross unrealized:
Appreciation	$9,392,681
Depreciation	(19,438,092)

Net unrealized appreciation (depreciation) of investments	$(10,045,411)

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2009, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income *	$–
Undistributed net long-term capital gains	–

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s last tax year ended December 31, 2009, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income *	$7,207,326
Return of capital	7,635,669

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At December 31, 2009, the Fund’s last tax year end, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Expiration:
December 31, 2015	$1,545,737
December 31, 2016	20,855,290
December 31, 2017	42,037,884

Total	$64,438,911

The Fund elected to defer net realized losses from investments incurred from November 1, 2009 through December 31, 2009, the Fund’s last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year:

Post-October capital losses	$558,974
Post-October currency losses	148

7. Management Fees and Other Transactions with Affiliates
The Fund’s management fee is separated into two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	.8000%
For the next $500 million	.7750
For the next $500 million	.7500
For the next $500 million	.7250
For Managed Assets over $2 billion	.7000

26	Nuveen Investments

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fees, daily managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed assets in certain circumstances. As of June 30, 2010, the complex-level fee rate was .1857%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the overall investment strategy and asset allocation decisions. The Adviser has entered into Sub-Advisory Agreements with Santa Barbara Asset Management, LLC (“Santa Barbara”), and NWQ Investment Management Company, LLC (“NWQ”), both subsidiaries of Nuveen. Santa Barbara manages the portion of the Fund’s investment portfolio allocated to dividend-paying equity securities. NWQ manages the portion of the Fund’s investment portfolio allocated to preferred securities and other fixed-income securities. The Adviser is also responsible for the writing of index call options on various equity market indices. Santa Barbara and NWQ are compensated for their services to the Fund from the management fees paid to the Adviser.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

8. Borrowing Arrangements
The Fund has entered into a $63 million prime brokerage facility with BNP Paribas Prime Brokerage, Inc. As of June 30, 2010, the outstanding balance on this facility was $43.5 million. For the six months ended June 30, 2010, the average daily balance outstanding and average interest rate on these borrowings were $43.5 million and 1.53%, respectively.

In order to maintain this borrowing facility, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Fund’s Portfolio of Investments. Interest is charged on the borrowings at 3-Month LIBOR (London Inter-bank Offered Rate) plus .95% on the amount borrowed and .50% on the undrawn balance.

Amounts borrowed are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance are recognized as “Interest expense on borrowings” on the Statement of Operations.

9. New Accounting Standards

Fair Value Measurements
On January 21, 2010, Financial Accounting Standards Board issued changes to the authoritative guidance under U.S. GAAP for fair value measurements. The objective of which is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities disclose Level 3 activity for purchases, sales, issuances and settlements in the Level 3 roll-forward on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Nuveen Investments	27

Financial HIGHLIGHTS (Unaudited)

Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
				Distributions							Discount		Offering
				from Net	Distributions		Net				from		Costs
	Beginning			Investment	from Capital		Investment	Capital	Return of		Common		and	Ending
	Common		Net	Income to	Gains to		Income to	Gains to	Capital to		Shares		FundPreferred	Common
	Share	Net	Realized/	FundPreferred	FundPreferred		Common	Common	Common		Repurchased		Share	Share	Ending
	Net Asset	Investment	Unrealized	Share-	Share-		Share-	Share-	Share-		and		Underwriting	Net Asset	Market
	Value	Income(a)	Gain (Loss)	holders(b)	holders(b)	Total	holders	holders	holders	Total	Retired		Discounts	Value	Value
Year Ended 12/31:
2010(d)	$12.99	$.24	$(.95)	$–	$–	$(.71)	$(.52 )*	$–	$–	$(.52)	$–	**	$–	$11.76	$11.02
2009	11.21	.48	2.29	–	–	2.77	(.49)	–	(.52)	(1.01)	.02		–	12.99	11.56
2008	18.17	.49	(5.97)	(.03)	–	(5.51)	(.47)	–	(.97)	(1.44)	–		(.01)	11.21	8.68
2007(e)	19.10	.31	(.30)	(.04)	–	(.03)	(.28)	–	(.54)	(.82)	–	**	(.08)	18.17	16.33

	FundPreferred Shares at End of Period			Borrowings at End of Period
	Aggregate			Aggregate
	Amount	Liquidation	Asset	Amount	Asset
	Outstanding	Value	Coverage	Outstanding	Coverage
	(000)	Per Share	Per Share	(000)	Per $1,000
Year Ended 12/31:
2010(d)	$–	$–	$–	$43,500	$4,921
2009	–	–	–	43,500	5,345
2008	–	–	–	58,000	3,853
2007(e)	36,000	25,000	211,243	–	–

28	Nuveen Investments

FINANCIAL Highlights (Unaudited) (continued)

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Total Returns			Applicable to Common Shares(f)
	Based on
	Common	Ending
	Share	Net Assets
Based on	Net	Applicable to			Net		Portfolio
Market	Asset	Common			Investment		Turnover
Value(c)	Value(c)	Shares (000)	Expenses		Income		Rate

(.35)%	(5.66)%	$170,571	1.70	%***	3.79	%***	21%
47.97	26.65	189,012	1.94		4.32		52
(40.24)	(31.99)	165,471	2.31		3.16		52
(14.37)	(.70)	268,190	1.19	*	3.21	*	58

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	The amounts shown are based on Common share equivalents.
(c)
 Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

 Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(d)	For the six months ended June 30, 2010.
(e)	For the period June 26, 2007 (commencement of operations) through December 31, 2007.
(f)	• Ratios do not reflect the effect of dividend payments to FundPreferred shareholders, where applicable.
• Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to FundPreferred shares and/or borrowings, where applicable.
• Each ratio includes the effect of the interest expense paid on borrowings as follows:

Ratios of Borrowings Interest Expense to
Average Net Assets Applicable to Common Shares(g)
Year Ended 12/31:
2010(d)	.36	%***
2009	.52
2008	.93
2007(e)	–

(g)	Borrowings Interest Expense includes amortization of borrowing costs. Borrowing costs were fully amortized and expensed as of December 31, 2008.
*	Represents distributions paid “From and in excess of net investment income” for the six months ended June 30, 2010.
**	Rounds to less than $.01 per share.
***	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	29

Annual Investment Management
Agreement Approval Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 25-26, 2010 (the “May Meeting”), the Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including a majority of the Independent Board Members, considered and approved the continuation of the advisory and sub-advisory agreements for the Fund for an additional one-year period. These agreements include the investment advisory agreement between Nuveen Asset Management (“NAM”) and the Fund and the sub-advisory agreements between NAM and NWQ Investment Management Company, LLC (“NWQ”) and NAM and Santa Barbara Asset Management (“Santa Barbara” and, together with NWQ, the “Sub-Advisers”). In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2010 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the advisory agreement (the “Investment Management Agreement”) and sub-advisory agreements (each, a “Sub-advisory Agreement,” and the Investment Management Agreement and Sub-advisory Agreements are each an “Advisory Agreement”), the Independent Board Members reviewed a broad range of information relating to the Fund, NAM and the Sub-Advisers (NAM and the Sub-Advisers are each a “Fund Adviser”), including absolute and comparative performance, fee and expense information for the Fund (as described in more detail below), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by the respective Fund Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Fund Adviser, its services and the Fund, resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen

30	Nuveen Investments

had taken for the applicable fund product line, including continued activities to refinance auction rate preferred securities, manage leverage during periods of market turbulence and implement an enhanced leverage management process, modify investment mandates in light of market conditions and seek shareholder approval as necessary, maintain the fund share repurchase program and maintain shareholder communications to keep shareholders apprised of Nuveen’s efforts in refinancing preferred shares. In addition to the foregoing, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing marketing for the closed-end funds; maintaining and enhancing a closed-end fund website; participating in conferences and having direct communications with analysts and financial advisors.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Fund Adviser’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Fund, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members also considered NAM’s compliance program, including the report of the chief compliance officer regarding the Fund’s compliance policies and procedures.

The Independent Board Members also considered NAM’s oversight of the performance, business activities and compliance of the Sub-Advisers. In that regard, the Independent Board Members reviewed an evaluation of each Sub-Adviser from NAM. The evaluation also included information relating to the respective Sub-Adviser’s organization, operations, personnel, assets under management, investment philosophy, strategies and techniques in managing the Fund, developments affecting each Sub-Adviser, and an analysis of each Sub-Adviser. As described in further detail below, the Board also considered the performance of the portion of the investment portfolio for which each Sub-Adviser is responsible. In addition, the Board recognized that the Sub-advisory Agreements were essentially agreements for portfolio management services only and the Sub-Advisers were not expected to supply other significant administrative services to the Fund. As part of their oversight, the Independent Board Members also continued their program of seeking to visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members met with the Sub-Advisers in 2009 and 2010. The Independent Board Members noted that NAM recommended the renewal of the Sub-advisory Agreements and considered the basis for such recommendations.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the respective Investment Management Agreement or Sub-advisory Agreement, as applicable, were satisfactory.

B.	The Investment Performance of the Fund and Fund Advisers
The Board considered the performance results of the Fund over various time periods. The Board reviewed, among other things, the Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks. In this regard, the performance information the Board reviewed included the Fund’s total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter and one-year periods ending December 31, 2009 and for the same periods ending March 31, 2010. In addition, the Independent Board Members also reviewed, among other things, the returns of each sleeve of the Fund relative to the benchmark of such sleeve for the quarter and one-year periods ending December 31, 2009 and for the

Nuveen Investments	31

Annual Investment Management
Agreement Approval Process (continued)

same periods ending March 31, 2010. Moreover, the Board reviewed the peer ranking of the Nuveen funds sub-advised by each Sub-Adviser, respectively, in the aggregate. The Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to date for the Fund. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In reviewing peer comparison information, the Independent Board Members recognized that the Performance Peer Group of certain funds may not adequately represent the objectives and strategies of the funds, thereby limiting the usefulness of comparing a fund’s performance with that of its Performance Peer Group.

Based on their review, the Independent Board Members determined that the Fund’s investment performance over time had been satisfactory. The Board, however, noted that the Fund was a relatively new fund with a performance history that is generally too short for a meaningful assessment of performance.

C.	Fees, Expenses and Profitability
1. Fees and Expenses
The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and/or Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; and the differences in the type and use of leverage may impact the comparative data, thereby limiting the ability to make a meaningful comparison with peers, including for the Fund.

In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). The Independent Board Members noted that the Fund had a net advisory fee above the peer average, but a net expense ratio below the peer average (although as noted above, the Board recognized the limits on the Fund’s peer comparisons).

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients
The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

32	Nuveen Investments

In considering the fees of the Sub-Advisers, the Independent Board Members also considered the pricing schedule or fees that each Sub-Adviser charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable.

3. Profitability of Fund Advisers
In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time to time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion

Nuveen Investments	33

Annual Investment Management
Agreement Approval Process (continued)

that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of NAM for serving as agent at Nuveen’s trading desk and as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether each Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

The Independent Board Members considered that each Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund’s portfolio transactions. The Independent Board Members further noted that each Sub-Adviser’s profitability may be lower if it were required to pay for this research with hard dollars.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Investment Management Agreement and Sub-advisory Agreements are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Investment Management Agreement and the Sub-advisory Agreements be renewed.

34	Nuveen Investments

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient
To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Nuveen Investments	35

Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your financial advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

36	Nuveen Investments

Glossary of Terms
Used in this Report

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Collateralized Debt Obligations (CDOs): Collateralized debt obligations are a type of asset-backed security constructed from a portfolio of fixed-income assets. CDOs usually are divided into different tranches having different ratings and paying different interest rates. Losses, if any, are applied in reverse order of seniority and so junior tranches generally offer higher coupons to compensate for added default risk.

■	Current Distribution Rate: Current distribution rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a tax return of capital.

■	Net Asset Value (NAV): A Fund’s NAV per common share is calculated by subtracting the liabilities of the Fund (including any debt or preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Nuveen Investments	37

Notes

38	Nuveen Investments

Other Useful Information

Board of Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (“NYSE”) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information

The Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table.

Common Shares
Repurchased

50,200

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments	39

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, longterm investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $150 billion of assets on June 30, 2010.

Find out how we can help you.

To learn more about the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready—no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com
If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess
If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

ESA-J-0610D

ITEM 2. CODE OF ETHICS.
Not applicable to this filing.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable to this filing.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable to this filing.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable to this filing.
ITEM 6. SCHEDULE OF INVESTMENTS.
(a)	See Portfolio of Investments in Item 1.

(b)	Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to this filing.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to this filing.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

		(b)	(c)	(d)*
	(a)	AVERAGE	TOTAL NUMBER OF SHARES	MAXIMUM NUMBER (OR
	TOTAL NUMBER OF	PRICE	(OR UNITS) PURCHASED AS	APPROXIMATE DOLLAR VALUE) OF
	SHARES (OR	PAID PER	PART OF PUBLICLY	SHARES (OR UNITS) THAT MAY YET
	UNITS)	SHARE (OR	ANNOUNCED PLANS OR	BE PURCHASED UNDER THE PLANS OR
Period*	PURCHASED	UNIT)	PROGRAMS	PROGRAMS
JANUARY 1-31, 2010	35,900	11.34	35,900	1,271,000

FEBRUARY 1-28, 2010	11,300	10.59	11,300	1,259,700

MARCH 1-31, 2010	0		0	1,259,700

APRIL 1-30, 2010	0		0	1,259,700

MAY 1-31, 2009	3,000	10.42	3,000	1,256,700

JUNE 1-30, 2009	0		0	1,256,700

TOTAL	50,200

*	The registrant’s repurchase program, which authorized the repurchase of 1,470,000 shares, was announced October 3, 2009. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board implemented after the registrant last provided disclosure in response to this item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
File the exhibits listed below as part of this Form.
(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.
(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.
(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.
(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Tax-Advantaged Dividend Growth Fund
By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: September 8, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer (principal executive officer)

Date: September 8, 2010

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller (principal financial officer)

Date: September 8, 2010